EXHIBIT 10 (a)









                                                              May 23, 1995



     Mr. Daniel Friedman
     Senior Vice President
     AMREP Corporation
     641 Lexington Avenue
     Sixth Floor
     New York, New York  10022

     Dear Mr. Friedman:

                     Reference is made to the Employment Agreement (the "Agreement") dated October 1, 1993, between AMREP Corporation and you. This letter will serve to confirm the agreement between us to amend the Agreement as follows:

                     1. Section 2 is amended to read in its entirety as follows:

                                         "2.  Term.  Unless earlier ended as
                              hereinafter in this Agreement provided, the term of Executive's employment (the "Term") shall continue to and end on September 30, 1996 (the "Term End")."

                     2. The third sentence of paragraph (b) of Section 4 is amended to read in its entirety as follows:

                                     "The Salary shall be increased  October
                              1, 1995 by a percentage at least equal to the percentage, if any, by which the CPI for the month of September 1995 exceeds the CPI for the month of September 1994, and the resultant amount shall thereafter be the Salary."

                     3. Section 6 is amended by changing "September 30, 1995" in the first sentence thereof to "the Term End."

     Mr. Daniel Friedman, Senior Vice President                 May 23, 1995
     AMREP Corporation                                            Page -2-






                     4. Paragraph (b) of Section 9 is amended to read as follows:

                                        "(b) In the event there is a  Change
                              in Control of the Company during the Term, then:

                                        (i) At the sole option of  Executive
                              exercised within ninety days of such event (but not thereafter) an amount equal to the Bonus of the Executive for the Year immediately preceding the date of exercise of such option (the "Bonus Increment") shall be added to and become part of the Salary effective as of May 1st of the Year in which Executive exercises such option (with the amount of the resulting increase in Salary applicable to the period from May 1st of such Year to and including the month of exercise payable at the time of exercise) and, from and after such exercise, (A) Executive shall not be entitled to any further Bonuses, and (B) if such option is exercised prior to the October 1st next preceding the Term End, the Salary as so increased shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph (b) of
                              Section 4; and

                                        (ii) If  the  option  described   in
                              clause (i) of this paragraph (b) is exercised, Executive simultaneously may terminate his services as an officer and employee and become a consultant to the Company on such date as Executive elects, in which event (A) he shall serve as a consultant to the Company and perform Consulting Services from such date until the Term End, and (B) the Company shall pay Executive for his Consulting Services in monthly installments a consulting fee in an amount equal to 57-1/2% of the Salary at the

     Mr. Daniel Friedman, Senior Vice President                 May 23, 1995
     AMREP Corporation                                            Page -3-


                              rate prevailing at the date of such termination of the Executive's employment as an employee, and if the date of such termination is prior to the October 1st next preceding the Term End, such amount shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph (b) of Section 4."

                     5. Paragraph (b) of Section 10 is amended by changing "September 30, 1995" in the third line thereof to "the Term End."

                     6. Paragraph (c) of Section 10 is amended by changing "September 30, 1995" in the third line thereof to "the Term End" and by changing clause (iii) thereof to read as follows:

                                        "(iii) If the date of such discharge
                              or termination is prior to the October 1st next preceding the Term End, the Salary shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph
                              (b) of Section 4."

                     Please indicate your agreement of the foregoing by signing and returning the enclosed copy of this letter.


                                                  Very truly yours,

                                                  AMREP CORPORATION


                                                  By: /s/ Anthony Gliedman
                                                  ------------------------
                                                  Chairman of the Board
                                                     of  Directors

     AGREED:


     /s/ Daniel Friedman
     -------------------
     Daniel Friedman

                                                  EXHIBIT 10 (b)









                                                              May 23, 1995



     Mr. Harvey W. Schultz
     Senior Vice President
     AMREP Corporation
     641 Lexington Avenue
     Sixth Floor
     New York, New York  10022

     Dear Mr. Schultz:

                     Reference is made to the Employment Agreement (the "Agreement") dated October 1, 1993, between AMREP Corporation and you. This letter will serve to confirm the agreement between us to amend the Agreement as follows:

                     1. Section 2 is amended to read in its entirety as follows:

                                         "2.  Term.  Unless earlier ended as
                              hereinafter in this Agreement provided, the term of Executive's employment (the "Term") shall continue to and end on September 30, 1996 (the "Term End")."

                     2. The third sentence of paragraph (b) of Section 4 is amended to read in its entirety as follows:

                                     "The Salary shall be increased  October
                              1, 1995 by a percentage at least equal to the percentage, if any, by which the CPI for the month of September 1995 exceeds the CPI for the month of September 1994, and the resultant amount shall thereafter be the Salary."

                     3. Section 6 is amended by changing "September 30, 1995" in the first sentence thereof to "the Term End."

     Mr. Harvey W. Schultz, Senior Vice President               May 23, 1995
     AMREP Corporation                                            Page -2-






                     4. Paragraph (b) of Section 9 is amended to read as follows:

                                        "(b) In the event there is a  Change
                              in Control of the Company during the Term, then:

                                        (i) At the sole option of  Executive
                              exercised within ninety days of such event (but not thereafter) an amount equal to the Bonus of the Executive for the Year immediately preceding the date of exercise of such option (the "Bonus Increment") shall be added to and become part of the Salary effective as of May 1st of the Year in which Executive exercises such option (with the amount of the resulting increase in Salary applicable to the period from May 1st of such Year to and including the month of exercise payable at the time of exercise) and, from and after such exercise, (A) Executive shall not be entitled to any further Bonuses, and (B) if such option is exercised prior to the October 1st next preceding the Term End, the Salary as so increased shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph (b) of
                              Section 4; and

                                        (ii) If  the  option  described   in
                              clause (i) of this paragraph (b) is exercised, Executive simultaneously may terminate his services as an officer and employee and become a consultant to the Company on such date as Executive elects, in which event (A) he shall serve as a consultant to the Company and perform Consulting Services from such date until the Term End, and (B) the Company shall pay Executive for his Consulting Services in monthly installments a consulting fee in an amount equal to 57-1/2% of the Salary at the

     Mr. Harvey W. Schultz, Senior Vice President               May 23, 1995
     AMREP Corporation                                            Page -3-


                              rate prevailing at the date of such termination of the Executive's employment as an employee, and if the date of such termination is prior to the October 1st next preceding the Term End, such amount shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph (b) of Section 4."

                     5. Paragraph (b) of Section 10 is amended by changing "September 30, 1995" in the third line thereof to "the Term End."

                     6. Paragraph (c) of Section 10 is amended by changing "September 30, 1995" in the third line thereof to "the Term End" and by changing clause (iii) thereof to read as follows:

                                        "(iii) If the date of such discharge
                              or termination is prior to the October 1st next preceding the Term End, the Salary shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph
                              (b) of Section 4."

                     Please indicate your agreement of the foregoing by signing and returning the enclosed copy of this letter.


                                                  Very truly yours,

                                                  AMREP CORPORATION


                                                  By: /s/ Anthony Gliedman
                                                  ------------------------
                                                  Chairman of the Board
                                                     of  Directors

     AGREED:


     /s/ Harvey W. Schultz
     ---------------------
     Harvey W. Schultz

                                                  EXHIBIT 10 (c)









                                                              May 23, 1995



     Mr. Mohan Vachani
     Senior Vice President
     AMREP Corporation
     641 Lexington Avenue
     Sixth Floor
     New York, New York  10022

     Dear Mr. Vachani:

                     Reference is made to the Employment Agreement (the "Agreement") dated October 1, 1993, between AMREP Corporation and you. This letter will serve to confirm the agreement between us to amend the Agreement as follows:

                     1. Section 2 is amended to read in its entirety as follows:

                                         "2.  Term.  Unless earlier ended as
                              hereinafter in this Agreement provided, the term of Executive's employment (the "Term") shall continue to and end on September 30, 1996 (the "Term End")."

                     2. The third sentence of paragraph (b) of Section 4 is amended to read in its entirety as follows:

                                     "The Salary shall be increased  October
                              1, 1995 by a percentage at least equal to the percentage, if any, by which the CPI for the month of September 1995 exceeds the CPI for the month of September 1994, and the resultant amount shall thereafter be the Salary."

                     3. Section 6 is amended by changing "September 30, 1995" in the first sentence thereof to "the Term End."

     Mr. Mohan Vachani, Senior Vice President                   May 23, 1995
     AMREP Corporation                                            Page -2-






                     4. Paragraph (b) of Section 9 is amended to read as follows:

                                        "(b) In the event there is a  Change
                              in Control of the Company during the Term, then:

                                        (i) At the sole option of  Executive
                              exercised within ninety days of such event (but not thereafter) an amount equal to the Bonus of the Executive for the Year immediately preceding the date of exercise of such option (the "Bonus Increment") shall be added to and become part of the Salary effective as of May 1st of the Year in which Executive exercises such option (with the amount of the resulting increase in Salary applicable to the period from May 1st of such Year to and including the month of exercise payable at the time of exercise) and, from and after such exercise, (A) Executive shall not be entitled to any further Bonuses, and (B) if such option is exercised prior to the October 1st next preceding the Term End, the Salary as so increased shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph (b) of
                              Section 4; and

                                        (ii) If  the  option  described   in
                              clause (i) of this paragraph (b) is exercised, Executive simultaneously may terminate his services as an officer and employee and become a consultant to the Company on such date as Executive elects, in which event (A) he shall serve as a consultant to the Company and perform Consulting Services from such date until the Term End, and (B) the Company shall pay Executive for his Consulting Services in monthly installments a consulting fee in an amount equal to 57-1/2% of the Salary at the

     Mr. Mohan Vachani, Senior Vice President                   May 23, 1995
     AMREP Corporation                                            Page -3-


                              rate prevailing at the date of such termination of the Executive's employment as an employee, and if the date of such termination is prior to the October 1st next preceding the Term End, such amount shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph (b) of Section 4."

                     5. Paragraph (b) of Section 10 is amended by changing "September 30, 1995" in the third line thereof to "the Term End."

                     6. Paragraph (c) of Section 10 is amended by changing "September 30, 1995" in the third line thereof to "the Term End" and by changing clause (iii) thereof to read as follows:

                                        "(iii) If the date of such discharge
                              or termination is prior to the October 1st next preceding the Term End, the Salary shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph
                              (b) of Section 4."

                     Please indicate your agreement of the foregoing by signing and returning the enclosed copy of this letter.


                                                  Very truly yours,

                                                  AMREP CORPORATION


                                                  By: /s/ Anthony Gliedman
                                                  ------------------------
                                                  Chairman of the Board
                                                     of  Directors

     AGREED:


     /s/ Mohan Vachani
     -----------------
     Mohan Vachani

                                                  EXHIBIT 10 (d)









                                                              May 23, 1995



     Mr. James Wall
     Senior Vice President
     AMREP Corporation
     641 Lexington Avenue
     Sixth Floor
     New York, New York  10022

     Dear Mr. Wall:

                     Reference is made to the Employment Agreement (the "Agreement") dated October 1, 1993, between AMREP Corporation and you. This letter will serve to confirm the agreement between us to amend the Agreement as follows:

                     1. Section 2 is amended to read in its entirety as follows:

                                         "2.  Term.  Unless earlier ended as
                              hereinafter in this Agreement provided, the term of Executive's employment (the "Term") shall continue to and end on September 30, 1996 (the "Term End")."

                     2. The third sentence of paragraph (b) of Section 4 is amended to read in its entirety as follows:

                                     "The Salary shall be increased  October
                              1, 1995 by a percentage at least equal to the percentage, if any, by which the CPI for the month of September 1995 exceeds the CPI for the month of September 1994, and the resultant amount shall thereafter be the Salary."

                     3. Section 6 is amended by changing "September 30, 1995" in the first sentence thereof to "the Term End."

     Mr. James Wall, Senior Vice President                      May 23, 1995
     AMREP Corporation                                            Page -2-






                     4. Paragraph (b) of Section 9 is amended to read as follows:

                                        "(b) In the event there is a  Change
                              in Control of the Company during the Term, then:

                                        (i) At the sole option of  Executive
                              exercised within ninety days of such event (but not thereafter) an amount equal to the Bonus of the Executive for the Year immediately preceding the date of exercise of such option (the "Bonus Increment") shall be added to and become part of the Salary effective as of May 1st of the Year in which Executive exercises such option (with the amount of the resulting increase in Salary applicable to the period from May 1st of such Year to and including the month of exercise payable at the time of exercise) and, from and after such exercise, (A) Executive shall not be entitled to any further Bonuses, and (B) if such option is exercised prior to the October 1st next preceding the Term End, the Salary as so increased shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph (b) of
                              Section 4; and

                                        (ii)   If  the option  described  in
                              clause (i) of this paragraph (b) is exercised, Executive simultaneously may terminate his services as an officer and employee and become a consultant to the Company on such date as Executive elects, in which event (A) he shall serve as a consultant to the Company and perform Consulting Services from such date until the Term End, and (B) the Company shall pay Executive for his Consulting Services in monthly installments a consulting fee in an amount equal to 57-1/2% of the Salary at the

     Mr. James Wall, Senior Vice President                      May 23, 1995
     AMREP Corporation                                            Page -3-


                              rate prevailing at the date of such termination of the Executive's employment as an employee, and if the date of such termination is prior to the October 1st next preceding the Term End, such amount shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph (b) of Section 4."

                     5. Paragraph (b) of Section 10 is amended by changing "September 30, 1995" in the third line thereof to "the Term End."

                     6. Paragraph (c) of Section 10 is amended by changing "September 30, 1995" in the third line thereof to "the Term End" and by changing clause (iii) thereof to read as follows:

                                        "(iii) If the date of such discharge
                              or termination is prior to the October 1st next preceding the Term End, the Salary shall be increased effective such October 1st by the same percentage as the percentage increase in the CPI computed as set forth in paragraph
                              (b) of Section 4."

                     Please indicate your agreement of the foregoing by signing and returning the enclosed copy of this letter.


                                                  Very truly yours,

                                                  AMREP CORPORATION


                                                  By: /s/ Anthony Gliedman
                                                  ------------------------
                                                  Chairman of the Board
                                                     of  Directors

     AGREED:


     /s/ James Wall
     -------------------
     James Wall